EXHIBIT 10.74

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of November 7, 2012, is entered into by and between Clean Energy Fuels Corp., a Delaware corporation (the “Issuer”) and GE Energy Financial Services, Inc., a Delaware corporation (the “Holder”).

RECITALS

WHEREAS, the Issuer and the Holder have entered into a Warrant Agreement dated as of November 7, 2012 (the “Warrant Agreement”);

WHEREAS, the Warrant Agreement provides for the issuance of a warrant (the “Warrant”) to purchase shares of the Issuer’s Common Stock (“Warrant Shares”) on the terms and subject to the conditions set forth therein;

WHEREAS, in order to induce the Holder to enter into the Credit Agreement and the Warrant Agreement, the Issuer has agreed to provide certain rights to the Holder as set forth in this Agreement; and

WHEREAS, this Agreement is being executed and delivered in connection with the closing under the Warrant Agreement.

NOW, THEREFORE, the parties hereby agree as follows:

1.             REGISTRATION RIGHTS.

(a)           Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Warrant Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Base Price” means $12.01.

“Business Day” means any day that is not a Saturday, Sunday or other day when commercial banks are required or permitted by law to be closed in New York, New York.

“Common Stock” means the shares of common stock of the Issuer, par value $0.0001.

“Effective Date” means the date the Registration Statement has been declared effective by the SEC.

“Effectiveness Deadline” means the date that is (i) thirty (30) days after the Filing Deadline if the Registration Statement is not subject to review by the SEC, or (ii) ninety (90) days after the Filing Deadline if the Registration Statement is subject to review by the SEC.

“Filing Deadline” means the date that is the earlier of (i) forty five (45) days following the date that the SEC has confirmed in writing to the Issuer that it has completed its current review of the Issuer’s filings with the SEC, which review is ongoing as of the date of this Agreement, and (ii) ninety (90) days following the date of this Agreement.

“Liquidated Damages Amount” means an amount equal to 0.25% of the product of the Base Price times the number of Restricted Warrant Shares (as defined in Section 1(d)(i)) then held by the Holder per 30-day period for the first sixty (60) days, with such payment amount increasing by an additional 0.25% of the product of the Base Price times the number of Restricted Warrant Shares then held by the Holder per 30-day period for each subsequent sixty (60) days, up to a maximum of 1.00% of the product of the Base Price times the number of Restricted Warrant Shares then held by the Holder per 30-day period; provided, however, that notwithstanding anything herein to the contrary, in no event shall the Issuer be liable for an aggregate Liquidated Damages Amount of more than four percent (4%) per annum of the product of the Base Price times the number of Restricted Warrant Shares then held by Holder or its assignees.  The Liquidated Damages Amount for any period of less than 30-days shall be prorated by multiplying the Liquidated Damages Amount to be paid in a full 30-day period by a fraction, the numerator of which is the number of days for which such liquidated damages are owed, and the denominator of which is 30.  The Base Price is subject to appropriate adjustments for any subdivision or combination of Common Stock after the date thereof.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

“register,” “registered” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

“Registrable Securities” means the Warrant Shares and any shares of capital stock issued or issuable with respect to the Warrant Shares by reason of or in connection with any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, issued to or held by the Holder.

“Registration Statement” means a shelf registration statement, registration statements or Form S-3 of the Issuer filed under the 1933 Act covering the Registrable Securities.

“Rule 144” means Rule 144 promulgated under the 1933 Act or any successor rule or other similar rule or regulation of the SEC that may at any time permit the Holder to sell securities of the Issuer to the public without registration.

“Rule 415” means Rule 415 promulgated under the 1933 Act, as such rule may be amended or interpreted from time to time, or any similar rule or regulation hereunder adopted by the SEC.

“SEC” means the United States Securities and Exchange Commission.

(b)           Mandatory Registration.

(i)            The Issuer shall prepare and, no later than the Filing Deadline, file with the SEC, a Registration Statement on Form S-3 covering the resale of Warrant Shares.  If Form S-3 is unavailable for such a registration, the Issuer shall use such other form as is available for such a registration (the Registration Statement filed pursuant to this Section 1(b)(i), the “Resale Registration Statement”).

(ii)           The Issuer shall use its commercially reasonable efforts to have such Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Effectiveness Deadline, and shall use its commercially reasonable efforts to keep such Registration Statement continuously effective under the 1933 Act until the earlier of the date when all Registrable Securities covered by such Registration Statement (A) have been sold, thereunder or pursuant to Rule 144, or (B) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Issuer to be in compliance with the current public information requirement under Rule 144, as determined by counsel to the Issuer pursuant to a written opinion letter to such effect, addressed and acceptable to the Issuer’s transfer agent and the Holder (the “Effectiveness Period”).

(iii)          Notwithstanding the registration obligation set forth in Section 1(b), if the SEC informs the Issuer that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Issuer agrees to promptly inform the Holder and use its commercially reasonable efforts to file amendments to the Registration Statement as required by the SEC, covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment, the Issuer shall be obligated to use diligent efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with any interpretive guidance provided by the SEC, including without limitation, Compliance and Disclosure Interpretation 612.09.

(c)           Piggyback Registration.

(i)            If (but without any obligation to do so), at any time during the Effectiveness Period, a Registration Statement is not effective with respect to all of the Registrable Securities and the Issuer proposes to register (including for this purpose a registration effected by the Issuer for stockholders other than the Holder) any of its capital stock or other securities under the 1933 Act in connection with a fully underwritten firm commitment public offering of such securities (other than a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Issuer shall, at such time, give the Holder written notice of such registration (a “Piggyback Registration”) in accordance with Section 2(f).  Upon the written request of the Holder given within five (5) Business Days after delivery of such notice by the Issuer, the Issuer shall, subject to the provisions of Section 1(c)(iii), use all commercially reasonable efforts to cause to be registered under the 1933 Act all of the Registrable Securities that the Holder requests to be registered.

(ii)           The Issuer shall have the right to terminate or withdraw any registration initiated by it under this Section 1(c) prior to the effectiveness of such registration whether or not the Holder has elected to include securities in such registration.  The expenses of such withdrawn registration shall be borne by the Issuer in accordance with Section 1(j) hereof.

(iii)          The Issuer shall not be required under this Section 1(c) to include any of the Holder’s Registrable Securities in such underwriting unless the Holder accepts the terms of the underwriting as reasonably agreed upon between the Issuer and the underwriters selected by the Issuer (or by other Persons entitled to select the underwriters) and enters into an underwriting agreement in customary form with such underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Issuer.  If the total amount of securities, including Registrable Securities, requested to be included in such offering exceeds the amount of securities that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Issuer shall be required to include in the offering only that number of Registrable Securities that the underwriters determine in their sole discretion will not jeopardize the success of the offering.  Any reduction in the number of Registrable Securities will be made pro rata (based on the number of Warrant Shares then held by the Holder) with the other securities to be registered on behalf of third parties in such offering.

(d)           Effect of Failure to File and Obtain Effectiveness of Registration Statement.

(i)            If a Registration Statement covering all of the Registrable Securities required to be covered thereby (or such lesser amount as provided in Section 1(b)(iii)) and required to be filed by the Issuer pursuant to Section 1(b) of this Agreement has not been declared effective by the SEC on or before the Effectiveness Deadline (an “Effectiveness Failure”), then each Holder will be entitled to a payment, as liquidated damages and not a penalty, of the Liquidated Damages Amount but only with respect to the number of Warrant Shares then held by the Holder and not included in an effective Registration Statement and not able to be resold pursuant to Rule 144 in the manner set forth in Section 1(b)(ii)(B) (“Restricted Warrant Shares”), for a period beginning on the Effectiveness Deadline and lasting until such time as such a Registration Statement is declared effective.

(ii)           The aggregate Liquidated Damages Amount payable to each Holder shall be paid to each Holder in immediately available funds within 10 Business Days after the end of each applicable 30-day period.  Any payments pursuant to this Section 2(b) shall constitute the Holder’s exclusive remedy for such events; provided, however, if the Issuer certifies that it is unable to pay aggregate Liquidated Damages Amount in cash or immediately available funds because such payment would result in a breach under any of the Issuer’s credit facilities or other indebtedness filed as exhibits to the Issuer’s reports filed under the Securities Act or the Exchange Act, then the Issuer may pay the aggregate Liquidated Damages Amount in kind in the form of the issuance of additional shares of Common Stock.  Upon any issuance of shares of Common Stock as liquidated damages, the Issuer shall promptly prepare and file an amendment to the Resale Registration Statement prior to its effectiveness to include such shares of Common Stock issued as liquidated damages as additional Registrable Securities.  If shares of Common Stock are issued as liquidated damages after the Resale Registration Statement has been declared effective, the Issuer shall have no obligation to prepare and file a post-effective amendment to the Resale Registration Statement to include such shares nor shall the Issuer be obligated in any way to file a new registration statement for such shares; however if the Issuer is a well-known seasoned issuer (as defined in the rules and regulations of the SEC) (“WKSI”), the Issuer shall be obligated to provide the Holder notice and offer to include such shares in any Piggyback Registration.  All shares of Common Stock issued as Liquidated Damages Amounts shall be considered in the calculation of any subsequent Liquidated Damages Amounts.  The determination of the number of shares of Common Stock to be issued as the aggregate Liquidated Damages Amount shall be equal to the aggregate Liquidated Damages Amount divided by the average of the closing sale price per share for the Common Stock (or if the Common Stock is not listed or traded on a national securities exchange, the average of the last reported bid and ask prices per share) for each of the 10 consecutive trading days ending on the trading day immediately preceding such date of determination.

(e)           Request for Registration and/or Underwriting.

(i)            If, at any time during the Effectiveness Period, a Registration Statement is not effective with respect to all of the Registrable Securities, the Issuer shall, at the request of the Holder, participate in an underwritten offering of Registrable Securities by the Holder under a Registration Statement effected pursuant to Section 1(b) hereof, and shall file any supplements and amendments to such Registration Statement as may be required by applicable law or rules of the SEC.  If, at any time after the Effectiveness Period, a Registration Statement is not effective with respect to all of the Registrable Securities, and the Issuer receives a written request from the Holder that the Issuer effect a registration on Form S-3 with respect to an underwritten offering of Registrable Securities, the Issuer shall use commercially reasonable efforts to file a Registration Statement covering the Registrable Securities as soon as reasonably practicable after receipt of the request.  For purposes of this Agreement, a “Demand” shall refer to the Holder’s request, pursuant to this Section 1(e), for the Issuer to (1) participate in an underwritten offering of Registrable Securities or (2) effect a registration on Form S-3 with respect to an underwritten offering of Registrable Securities.  In any underwritten offering under this Section 1(e), the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto (including the size of the offering) will be approved by the requesting Holder; provided, however, that such investment bankers and managers and underwriting arrangements must be reasonably satisfactory to the Issuer.  The Issuer shall not be required to participate in any underwritten offering contemplated hereby unless each participating Holder (A) agrees to sell its Registrable Securities to be included in the underwritten offering in accordance with any approved underwriting arrangements and (B) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements.  Each participating Holder shall be responsible for any underwriting discounts and commissions and fees and expenses of its own counsel.  The Issuer shall pay all expenses customarily borne by issuers in an underwritten offering, including, but not limited to, filing fees, the fees and disbursements of its counsel and independent public accountants and any printing expenses incurred in connection with such underwritten offering.

(ii)           The Issuer shall not be required to participate in or effect any Demand pursuant to this Section 1(e):

(A)          after the Issuer has participated in or effected two (2) Demands (the Holder shall be deemed to have forfeited its right to a Demand if (1) the Holder withdraws its request that the Issuer effect a registration on Form S-3 with respect to an underwritten offering of Registrable Securities and does not, within thirty (30) days of any such withdrawal, pay all of the Issuer’s expenses in connection with such registration or (2) an underwritten offering that is the subject of a Demand is terminated subsequent to the marketing thereof);

(B)          if the Issuer has participated in or effected a Demand within the preceding twelve (12) months;

(C)          during the period starting with the date sixty (60) days prior to the Issuer’s good faith estimate of the date of the filing of, and ending on a date one hundred eighty (180) days following the effective date of, an Issuer-initiated registration subject to Section 1(c), provided that the Issuer is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

(D)          if the Issuer shall furnish to the requesting Holder(s) a certificate signed by the Issuer’s Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Issuer (the “Board”), it would be seriously detrimental to the Issuer and its stockholders for the Issuer to participate in or effect a Demand at such time, in which event the Issuer shall have the right to defer such Demand for a period of not more than one hundred twenty (120) days after receipt of the request of the Holder.

(f)            Related Obligations.  Whenever required under this Section 1 to effect the registration of any Registrable Securities, except as otherwise expressly provided herein, the Issuer shall:

(i)            prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use all commercially reasonable efforts to cause such Registration Statement to become and remain effective;

(ii)           prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such Registration Statement;

(iii)          furnish to the Holder such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as it may reasonably request in order to facilitate the disposition of Registrable Securities owned by it;

(iv)          if required by applicable law, use all commercially reasonable efforts to register and qualify the securities covered by such Registration Statement under such other securities or “blue sky” laws of such jurisdictions as shall be reasonably requested by the Holder, provided that the Issuer shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(v)           with a view to making available to the Holder the benefits of Rule 144:

(A)          make and keep public information available, as those terms are understood and defined in Rule 144;

(B)          file with the SEC in a timely manner all reports and other documents required of the Issuer under the 1933 Act and the 1934 Act so long as the Issuer remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(C)          furnish or otherwise make available, as applicable, to the Holder so long as the Holder owns Registrable Securities, promptly upon request, (1) a written statement by the Issuer, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (2) a copy of the most recent annual or quarterly report of the Issuer and such other reports and documents so filed by the Issuer and (3) such other information as may be reasonably requested to permit the Holder to sell such securities without registration pursuant to Rule 144;

(D)          in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering; and

(E)           notify the holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the 1933 Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

Notwithstanding the provisions of this Section 1, the Issuer shall be entitled to postpone or suspend the filing, effectiveness or use of, or trading under, any Registration Statement during any period when (i) the SEC or the national securities exchange upon which shares of Common Stock are then listed requests that the Issuer amend or supplement the Registration Statement or the prospectus included therein or requests additional information relating thereto, (ii) the SEC or the national securities exchange upon which shares of Common Stock are then listed issues a stop order or similar order suspending the effectiveness or restricting the use of the Registration Statement or initiates proceedings to issue a stop order or similar order, (iii) the Board in good faith determines that the Registration Statement, the prospectus included therein, any amendment or supplement thereto or any document incorporated or deemed to be incorporated therein contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances then existing; provided, however, that the Issuer uses commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to the such Registration Statement or amendment as shall be reasonably necessary to cure such untrue statement or omission, or (iv) the Issuer’s management or the Board in good faith determines that the failure to so postpone or suspend would require disclosure of material nonpublic information that, if disclosed at such time, would be materially harmful to the interests of the Issuer and its stockholders; provided, further, that such postponement or suspension (A) shall not exceed a period of forty-five (45) days and (B) shall be exercised by the Issuer not more than twice in any twelve (12) month period (for a maximum of ninety (90) days within any such twelve (12) month period) (each, an “Allowable Grace Period”).

(g)           Information from the Holder.  It shall be a condition precedent to the obligations of the Issuer to take any action pursuant to this Section 1 with respect to the Registrable Securities of the Holder that the Holder shall furnish to the Issuer such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Registrable Securities.

(h)           Indemnification.  If any Registrable Securities are included in a Registration Statement under this Agreement:

(i)            To the fullest extent permitted by law, the Issuer will, and hereby does, indemnify, hold harmless and defend the Holder, the directors, officers, members,

partners, employees, agents, representatives of, and each Person, if any, who controls the Holder within the meaning of the 1933 Act or the 1934 Act (each, a “Holder Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (A) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Issuer files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, or (C) any violation or alleged violation by the Issuer of the 1933 Act, the 1934 Act, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (A) through (C) being, collectively, “Violations”).  Subject to Section 1(h)(iii), the Issuer shall reimburse the Holder Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 1(h)(i): (A) shall not apply to a Claim by a Holder Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Issuer by such Holder Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, and (B) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Issuer, which consent shall not be unreasonably withheld or delayed.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Person.

(ii)           In connection with any Registration Statement in which Holder is participating, the Holder agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 1(h)(i), the Issuer, each of its directors, officers, employees and agents and each Person, if any, who controls the Issuer within the meaning of the 1933 Act or the 1934 Act (each, an “Issuer Indemnified Person”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Issuer by the Holder expressly for use in connection with such Registration Statement; and, subject to Section 1(h)(iii), the Holder will reimburse any legal or other expenses reasonably incurred by an Issuer Indemnified Person in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 1(h)(ii) and the agreement with respect to contribution contained in Section 1(i) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Holder shall be liable under this Section 1(h)(ii) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Issuer Indemnified Person.

(iii)          Promptly after receipt by a Holder Indemnified Person or an Issuer Indemnified Person (each, an “Indemnified Person”) under this Section 1(h) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 1(h), deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person; provided, however, that an Indemnified Person shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding.  In the case of a Holder Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Holder.  The Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Person which relates to such action or Claim.  The indemnifying party shall keep the Indemnified Person reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent.  No indemnifying party shall, without the prior written consent of the Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Person.  Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person under this Section 1(h), except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(iv)          The indemnification required by this Section 1(h) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, promptly following when bills are received or Indemnified Damages are incurred, and in each case submitted to the indemnifying party for payment subject to and in accordance with this Section 1(h).

The indemnity agreements contained herein shall be in addition to (A) any cause of action or similar right of the Indemnified Person against the indemnifying party or others, and (B) any liabilities the indemnifying party may be subject to pursuant to the law.

(i)            Contribution.  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 1(h) to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by the Holder shall be limited in amount to the excess of the net amount of proceeds received by the Holder from the sale of such Registrable Securities pursuant to such Registration Statement over the amount of any damages that the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

(j)            Expenses of Registration.  All expenses (other than (i) underwriting discounts and commissions relating to the Registrable Securities that are being sold by the Holder and (ii) fees of any counsel for the Holder) that are incurred in connection with registrations, filings or qualifications pursuant to Sections 1(b) and 1(c), including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Issuer, shall be borne by the Issuer.

2.             MISCELLANEOUS.

(a)           Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware.  Each party hereby irrevocably submits to the exclusive jurisdiction of the Delaware Court of Chancery, or, if no such state court has proper jurisdiction, the United States District Court for the District of Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b)           Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(c)           Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d)           Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e)           Entire Agreement; Amendments.  This Agreement, the Warrant Agreement and the other Warrant Documents supersede all other prior oral or written agreements between the Holder, the Issuer, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the Warrant Agreement, the other Warrant Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Issuer nor the Holder makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be amended other than by an instrument in writing signed by the Issuer and the Holder.  No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

(f)            Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

if to the Issuer:

Clean Energy Fuels Corp.
3020 Old Ranch Parkway
Suite 400
Seal Beach, California 90740
Telephone: (562) 493-7239
Facsimile: (562) 493-4956
Attention: J. Nathan Jensen

with a copy (for informational purposes only) to:

Morrison & Foerster LLP
12531 High Bluff Drive
Suite 100
San Diego, California 92130
Telephone: (858) 720-5198
Facsimile: (858) 523-2810
Attention: Steven G. Rowles

if to the Holder:

GE Energy Financial Services, Inc.
333 Clay Street, Suite 4550
Houston, Texas 77002
Telephone: (713) 951-2339
Facsimile: (713) 951-2319
Attention: Brandy Copley

with a copy (for informational purposes only) to:

Vinson & Elkins LLP
666 Fifth Avenue, 26th Floor
New York, New York 10103
Telephone: (212) 237-0132
Facsimile: (917) 849-5350
Attention: Robert Seber

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g)           Successors and Assigns.  No party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other parties, except that the Holder may assign its rights hereunder in connection with any transfer of the Warrant Shares.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

(h)           No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i)            Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

[Signature page follows.]

IN WITNESS WHEREOF, the Issuer and the Holder have caused this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

CLEAN ENERGY FUELS CORP.

By:	/s/ Andrew J. Littlefair
Name:	Andrew J. Littlefair
Title:	President & Chief Executive Officer

HOLDER:

GE ENERGY FINANCIAL SERVICES, INC.

By:	/s/ Tyson Yates
Name:	Tyson Yates
Title:	Managing Director

SIGNATURE PAGE TO

REGISTRATION RIGHTS AGREEMENT